Fair Value Measurements, Derivative Instruments and Hedging Activities	12 Months Ended
Nov. 30, 2016
Fair Value Disclosures [Abstract]
Fair Value Measurements, Derivative Instruments and Hedging Activities
Fair Value Measurements, Derivative Instruments and Hedging Activities
Fair Value Measurements
U.S. accounting standards establish a fair value hierarchy prioritizing the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). This hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

•
Level 1 measurements are based on unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access. Valuation of these items does not entail a significant amount of judgment.

•
Level 2 measurements are based on quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or market data other than quoted prices that are observable for the assets or liabilities.

•	Level 3 measurements are based on unobservable data that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between independent and knowledgeable market participants. When quoted prices are not readily available, our own assumptions are set to reflect those that we believe market participants would use in pricing the asset or liability.
The fair value measurement of a financial asset or financial liability reflects the nonperformance risk of both parties to the contract. Therefore, the fair value measurement of our financial instruments reflects the impact of our counterparty’s creditworthiness for asset positions and our creditworthiness for liability positions. Creditworthiness did not have a significant impact on the fair values of our financial instruments at November 30, 2016 and 2015. Considerable judgment may be required in interpreting market data used to develop the estimates of fair value. Accordingly, certain estimates of fair value presented herein are not necessarily indicative of the amounts that could be realized in a current or future market exchange.
Financial Instruments that are not Measured at Fair Value on a Recurring Basis
The carrying values and estimated fair values and basis of valuation of our financial instrument assets and liabilities not measured at fair value on a recurring basis were as follows (in millions):

	November 30, 2016				November 30, 2015
	Carrying Value	Fair Value			Carrying Value	Fair Value
		Level 1	Level 2	Level 3		Level 1	Level 2	Level 3
Assets
Cash and cash equivalents (a)	$256	$256	$—	$—	$647	$647	$—	$—
Restricted cash (b)	41	41	—	—	7	7	—	—
Long-term other assets (c)	99	1	68	31	119	1	87	31
Total	$396	$298	$68	$31	$773	$655	$87	$31
Liabilities
Fixed rate debt (d)	$5,436	$—	$5,727	$—	$5,193	$—	$5,450	$—
Floating rate debt (d)	4,018	—	4,048	—	3,594	—	3,589	—
Total	$9,454	$—	$9,775	$—	$8,787	$—	$9,039	$—

(a)
Cash and cash equivalents are comprised of cash on hand and at November 30, 2015 also included a money market deposit account and time deposits. Due to their short maturities, the carrying values approximate their fair values.

(b)	Restricted cash is comprised of a money market deposit account and at November 30, 2016 also included funds held in escrow.

(c)
Long-term other assets are substantially all comprised of notes and other receivables. The fair values of our Level 2 notes and other receivables were based on estimated future cash flows discounted at appropriate market interest rates. The fair values of our Level 3 notes receivable were estimated using risk-adjusted discount rates.

(d)
Debt does not include the impact of interest rate swaps. The fair values of our publicly-traded notes were based on their unadjusted quoted market prices in markets that are not sufficiently active to be Level 1 and, accordingly, are considered Level 2. The fair values of our other debt were estimated based on appropriate market interest rates being applied to this debt.

Financial Instruments that are Measured at Fair Value on a Recurring Basis
The estimated fair value and basis of valuation of our financial instrument assets and liabilities that are measured at fair value on a recurring basis were as follows (in millions):

	November 30, 2016			November 30, 2015
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Assets
Cash equivalents (a)	$347	$—	$—	$748	$—	$—
Restricted cash (b)	19	—	—	22	—	—
Short-term investments (c)	—	—	21	—	—	—
Marketable securities held in rabbi trusts (d)	93	4	—	105	8	—
Derivative financial instruments (e)	—	15	—	—	29	—
Long-term other asset (c)	—	—	—	—	—	21
Total	$459	$19	$21	$875	$37	$21
Liabilities
Derivative financial instruments (e)	$—	$434	$—	$—	$625	$—
Total	$—	$434	$—	$—	$625	$—

(a)	Cash equivalents are comprised of money market funds.

(b)	Restricted cash is substantially all comprised of money market funds.

(c)
The fair value of auction rate security included in short-term investments and long-term other asset was based on a broker quote in an inactive market, which is considered a Level 3 input. During fiscal 2016, there were no purchases or sales pertaining to this auction-rate security. This auction-rate security was sold in December 2016.

(d)
At November 30, 2016 and 2015, marketable securities held in rabbi trusts were comprised of Level 1 bonds, frequently-priced mutual funds invested in common stocks, and money market funds and Level 2 other investments. Their use is restricted to funding certain deferred compensation and non-qualified U.S. pension plans.

(e)	See “Derivative Instruments and Hedging Activities” section below for detailed information regarding our derivative financial instruments.

We measure our derivatives using valuations that are calibrated to the initial trade prices. Subsequent valuations are based on observable inputs and other variables included in the valuation models such as interest rate, yield and commodity price curves, forward currency exchange rates, credit spreads, maturity dates, volatilities and netting arrangements. We use the income approach to value derivatives for foreign currency options and forwards, interest rate swaps and fuel derivatives using observable market data for all significant inputs and standard valuation techniques to convert future amounts to a single present value amount, assuming that participants are motivated, but not compelled to transact.
Nonfinancial Instruments that are Measured at Fair Value on a Nonrecurring Basis
Impairments of Ships
As a result of the 2014 bareboat charter/sale agreement for a 1,440-passenger capacity ship, we performed a ship impairment review and recognized a $31 million impairment charge in other ship operating expenses during the fourth quarter of 2014. The estimated fair value of the ship was substantially all determined based on the expected collectability of the bareboat charter payments, which is considered a Level 3 input. See Note 4 - “Property and Equipment” for a discussion regarding ship sales.

Due to the expected absorption of Ibero Cruises’ (“Ibero”) operations into Costa in 2014, and certain ship specific facts and circumstances, such as size, age, condition, viable alternative itineraries and historical operating cash flows, we performed an undiscounted future cash flow analysis of a 1,490-passenger capacity ship as of May 31, 2014. The principal assumptions used in our undiscounted cash flow analysis consisted of forecasted future operating results, including net revenue yields and net cruise costs including fuel prices, and the estimated residual value, which are all considered Level 3 inputs. Based on its undiscounted cash flow analysis, we determined that the net carrying value for the ship exceeded its estimated undiscounted future cash flows. Accordingly, we then estimated the May 31, 2014 fair value of this ship based on its discounted future cash flows and recognized a $22 million ship impairment charge in other ship operating expenses during 2014.
Valuation of Goodwill and Other Intangibles
The reconciliation of the changes in the carrying amounts of our goodwill was as follows (in millions):

	North America Segment	EAA Segment	Total
Balance at November 30, 2014	$1,898	$1,229	$3,127
Foreign currency translation adjustment	—	(117)	(117)
Balance at November 30, 2015	1,898	1,112	3,010
Foreign currency translation adjustment	—	(100)	(100)
Balance at November 30, 2016	$1,898	$1,012	$2,910

At July 31, 2016, we performed our annual goodwill impairment reviews, which included performing a qualitative assessment for AIDA, Carnival Cruise Line, Cunard, P&O Cruises (UK) and Princess. Qualitative factors such as industry and market conditions, macroeconomic conditions, changes to the weighted-average cost of capital (“WACC”), overall financial performance, changes in fuel prices and capital expenditures were considered in the qualitative assessment to determine how changes in these factors would affect each of these cruise brands’ estimated fair values. Based on our qualitative assessments, we determined it was more-likely-than-not that each of these cruise brands’ estimated fair values exceeded their carrying values and, therefore, we did not proceed to the two-step quantitative goodwill impairment reviews.

As of July 31, 2016, we also performed our annual goodwill impairment reviews for Costa, Holland America Line and P&O Cruises (Australia). As part of our periodic process, we did not perform a qualitative assessment but instead proceeded directly to step one of the two-step quantitative goodwill impairment review and compared each of Costa's, Holland America Line's and P&O Cruises (Australia)’s estimated fair value to the carrying value of their allocated net assets. Their estimated fair values were based on discounted future cash flow analyses. The principal assumptions used in our cash flow analyses consisted of:

•	Forecasted operating results, including net revenue yields and net cruise costs including fuel prices

•	Capacity changes, including the expected rotation of vessels into, or out of, Costa, Holland America Line and P&O Cruises (Australia)

•	WACC of market participants, adjusted for the risk attributable to the geographic regions in which Costa, Holland America Line and P&O Cruises (Australia) operate

•	Capital expenditures, proceeds from forecasted dispositions of ships and terminal values, which are all considered Level 3 inputs
Based on the discounted cash flow analyses, we determined that each of Costa's, Holland America Line’s and P&O Cruises (Australia)’s estimated fair value significantly exceeded their carrying value and, therefore, we did not proceed to step two of the impairment reviews.
The reconciliation of the changes in the carrying amounts of our other intangible assets not subject to amortization, which represent trademarks, was as follows (in millions):

	North America Segment	EAA Segment	Total
Balance at November 30, 2014	$927	$338	$1,265
Foreign currency translation adjustment	—	(31)	(31)
Balance at November 30, 2015	927	307	1,234
Foreign currency translation adjustment	—	(28)	(28)
Balance at November 30, 2016	$927	$279	$1,206

At July 31, 2016, our cruise brands that had significant trademarks recorded included AIDA, P&O Cruises (Australia), P&O Cruises (UK) and Princess. As of that date, we performed our annual trademark impairment reviews for these cruise brands, which included performing a qualitative assessment for AIDA, P&O Cruises (UK) and Princess. Qualitative factors such as industry and market conditions, macroeconomic conditions, changes to the WACC, changes in royalty rates and overall financial performance were considered in the qualitative assessment to determine how changes in these factors would affect the estimated fair value for AIDA's, P&O Cruises (UK)'s and Princess' recorded trademarks. Based on our qualitative assessment, we determined it was more likely-than-not that the estimated fair value for AIDA's, P&O Cruises (UK)’s and Princess's recorded trademarks exceeded their carrying value and, therefore, none of these trademarks were impaired.

As of July 31, 2016, we did not perform a qualitative assessment for P&O Cruises (Australia)'s trademarks but instead proceeded directly to the quantitative trademark impairment reviews. Our quantitative assessment included estimating P&O Cruises (Australia)'s trademarks fair value based upon a discounted future cash flow analysis, which estimated the amount of royalties that we are relieved from having to pay for use of the associated trademarks, based upon forecasted cruise revenues and a market participant’s royalty rate. The royalty rate was estimated primarily using comparable royalty agreements for similar industries. Based on our quantitative assessment, we determined that the estimated fair values for P&O Cruises (Australia)’s trademarks significantly exceeded their carrying values and, therefore, none of these trademarks were impaired.

The determination of our reporting unit goodwill and trademark fair values includes numerous assumptions that are subject to various risks and uncertainties. We believe that we have made reasonable estimates and judgments. If there is a change in the conditions or circumstances influencing fair values in the future, then we may need to recognize an impairment charge.

The reconciliation of the changes in the net carrying amounts of our other intangible assets subject to amortization, which represent port usage rights, was as follows (in millions):

	Cruise Support Segment	EAA Segment	Total
Balance at November 30, 2015 (a)	$62	$12	$74
Additions	—	1	1
Amortization	(3)	(1)	(4)
Foreign currency translation adjustment	(2)	—	(2)
Balance at November 30, 2016	$57	$12	$69
(a) See "Note 2 - Summary of Significant Accounting Policies"
Derivative Instruments and Hedging Activities
We utilize derivative and non-derivative financial instruments, such as foreign currency forwards, options and swaps, foreign currency debt obligations and foreign currency cash balances, to manage our exposure to fluctuations in certain foreign currency exchange rates. We use interest rate swaps to manage our interest rate exposure to achieve a desired proportion of fixed and floating rate debt. In addition, we have fuel derivatives settling in 2017 and 2018 to mitigate a portion of the risk to our future cash flows attributable to potential fuel price increases, which we define as our “economic risk.” Our policy is to not use any financial instruments for trading or other speculative purposes.
All derivatives are recorded at fair value. The changes in fair value are recognized currently in earnings if the derivatives do not qualify as effective hedges, or if we do not seek to qualify for hedge accounting treatment, such as for our fuel derivatives. If a derivative is designated as a fair value hedge, then changes in the fair value of the derivative are offset against the changes in the fair value of the underlying hedged item. If a derivative is designated as a cash flow hedge, then the effective portion of the changes in the fair value of the derivative is recognized as a component of AOCI until the underlying hedged item is recognized in earnings or the forecasted transaction is no longer probable. If a derivative or a non-derivative financial instrument is designated as a hedge of our net investment in a foreign operation, then changes in the fair value of the financial instrument are recognized as a component of AOCI to offset a portion of the change in the translated value of the net investment being hedged, until the investment is sold or substantially liquidated. We formally document hedging relationships for all derivative and non-derivative hedges and the underlying hedged items, as well as our risk management objectives and strategies for undertaking the hedge transactions.
We classify the fair values of all our derivative contracts as either current or long-term, depending on the maturity date of the derivative contract. The cash flows from derivatives treated as hedges are classified in our Consolidated Statements of Cash Flows in the same category as the item being hedged. Our cash flows related to fuel derivatives are classified within investing activities.
The estimated fair values of our derivative financial instruments and their location in the Consolidated Balance Sheets were as follows (in millions):

		November 30,
	Balance Sheet Location	2016	2015
Derivative assets
Derivatives designated as hedging instruments
Net investment hedges (a)	Prepaid expenses and other	$12	$14
	Other assets – long-term	3	13
Interest rate swaps (b)	Prepaid expenses and other	—	2
Total derivative assets		$15	$29
Derivative liabilities
Derivatives designated as hedging instruments
Net investment hedges (a)	Accrued liabilities and other	$26	$—
Interest rate swaps (b)	Accrued liabilities and other	10	11
	Other long-term liabilities	23	27
Foreign currency zero cost collars (c)	Accrued liabilities and other	12	—
	Other long-term liabilities	21	26
		92	64
Derivatives not designated as hedging instruments
Fuel (d)	Accrued liabilities and other	198	227
	Other long-term liabilities	144	334
		342	561
Total derivative liabilities		$434	$625

(a)
At November 30, 2016 and 2015, we had foreign currency forwards totaling $456 million and $43 million, respectively, that are designated as hedges of our net investments in foreign operations, which have a euro-denominated functional currency. At November 30, 2016, these foreign currency forwards settle through July 2017. At November 30, 2016 and 2015, we also had foreign currency swaps totaling $291 million and $387 million, respectively, that are designated as hedges of our net investments in foreign operations, which have a euro-denominated functional currency. At November 30, 2016, these foreign currency swaps settle through September 2019.

(b)
We have euro interest rate swaps designated as cash flow hedges whereby we receive floating interest rate payments in exchange for making fixed interest rate payments. These interest rate swap agreements effectively changed $500 million at November 30, 2016 and $568 million at November 30, 2015 of EURIBOR-based floating rate euro debt to fixed rate euro debt. At November 30, 2016, these interest rate swaps settle through March 2025. In addition, at November 30, 2015, we had U.S. dollar interest rate swaps designated as fair value hedges whereby we receive fixed interest rate payments in exchange for making floating interest rate payments. At November 30, 2015, these interest rate swap agreements effectively changed $500 million of fixed rate debt to U.S. dollar LIBOR-based floating rate debt. These interest rate swaps settled in February 2016.

(c)
At November 30, 2016 and 2015, we had foreign currency derivatives consisting of foreign currency zero cost collars that are designated as foreign currency cash flow hedges for a portion of our euro-denominated shipbuilding payments. See “Newbuild Currency Risks” below for additional information regarding these derivatives.

(d)
At November 30, 2016 and 2015, we had fuel derivatives consisting of zero cost collars on Brent crude oil (“Brent”) to cover a portion of our estimated fuel consumption through 2018. See “Fuel Price Risks” below for additional information regarding these fuel derivatives.

Our derivative contracts include rights of offset with our counterparties. We have elected to net certain of our derivative assets and liabilities within counterparties. The amounts recognized within assets and liabilities were as follows (in millions):

	November 30, 2016
	Gross Amounts	Gross Amounts Offset in the Balance Sheet	Total Net Amounts Presented in the Balance Sheet	Gross Amounts not Offset in the Balance Sheet	Net Amounts
Assets	$15	$—	$15	$(15)	$—
Liabilities	$434	$—	$434	$(15)	$419

	November 30, 2015
	Gross Amounts	Gross Amounts Offset in the Balance Sheet	Total Net Amounts Presented in the Balance Sheet	Gross Amounts not Offset in the Balance Sheet	Net Amounts
Assets	$73	$(44)	$29	$(29)	$—
Liabilities	$669	$(44)	$625	$(29)	$596

The effective gain (loss) portions of our derivatives qualifying and designated as hedging instruments recognized in other comprehensive income (loss) were as follows (in millions):

	November 30,
	2016	2015	2014
Net investment hedges	$(33)	$58	$25
Foreign currency zero cost collars – cash flow hedges	$(8)	$(57)	$(10)
Interest rate swaps – cash flow hedges	$8	$2	$(28)

There are no credit risk related contingent features in our derivative agreements, except for bilateral credit provisions within our fuel derivative counterparty agreements. These provisions require cash collateral to be posted or received to the extent the fuel derivative fair value payable to or receivable from an individual counterparty exceeds $100 million. At November 30, 2016, no collateral was required to be posted to or received from our fuel derivative counterparties. At November 30, 2015, we had $25 million of collateral posted to one of our fuel derivative counterparties. At November 30, 2015, no collateral was required to be received from our fuel derivative counterparties.
The amount of estimated cash flow hedges’ unrealized gains and losses that are expected to be reclassified to earnings in the next twelve months is not significant. We have not provided additional disclosures of the impact that derivative instruments and hedging activities have on our consolidated financial statements as of November 30, 2016 and 2015 and for the years ended November 30, 2016, 2015 and 2014 where such impacts were not significant.
Fuel Price Risks
Substantially all of our exposure to market risk for changes in fuel prices relates to the consumption of fuel on our ships. We have Brent call options and Brent put options, collectively referred to as zero cost collars, that establish ceiling and floor prices and mitigate a portion of our economic risk attributable to potential fuel price increases. To maximize operational flexibility we utilized derivative markets with significant trading liquidity.

Our zero cost collars are based on Brent prices whereas the actual fuel used on our ships is marine fuel. Changes in the Brent prices may not show a high degree of correlation with changes in our underlying marine fuel prices. We will not realize any economic gain or loss upon the monthly maturities of our zero cost collars unless the average monthly price of Brent is above the ceiling price or below the floor price. We believe that these zero cost collars will act as economic hedges; however, hedge accounting is not applied.

Our unrealized and realized gains (losses), net on fuel derivatives were as follows (in millions):

	November 30,
	2016	2015	2014
Unrealized gains (losses) on fuel derivatives, net	$236	$(332)	$(268)
Realized losses on fuel derivatives, net	(283)	(244)	(3)
Losses on fuel derivatives, net	$(47)	$(576)	$(271)

At November 30, 2016, our outstanding fuel derivatives consisted of zero cost collars on Brent as follows:

Maturities (a)	Transaction Dates	Barrels (in thousands)	Weighted-Average Floor Prices	Weighted-Average Ceiling Prices
Fiscal 2017
	February 2013	3,276	$80	$115
	April 2013	2,028	$75	$110
	January 2014	1,800	$75	$114
	October 2014	1,020	$80	$113
		8,124
Fiscal 2018
	January 2014	2,700	$75	$110
	October 2014	3,000	$80	$114
		5,700

(a) Fuel derivatives mature evenly over each month within the above fiscal periods.
Foreign Currency Exchange Rate Risks
Overall Strategy
We manage our exposure to fluctuations in foreign currency exchange rates through our normal operating and financing activities, including netting certain exposures to take advantage of any natural offsets and, when considered appropriate, through the use of derivative and non-derivative financial instruments. Our primary focus is to monitor our exposure to and manage the economic foreign currency exchange risks faced by our operations and realized if we exchange one currency for another. We currently only hedge certain of our ship commitments and net investments in foreign operations. The financial impacts of the hedging instruments we do employ generally offset the changes in the underlying exposures being hedged.
Operational Currency Risks
Our EAA segment operations generate significant revenues and incur significant expenses in their functional currencies, which subjects us to “foreign currency translational” risk related to these currencies. Accordingly, exchange rate fluctuations in their functional currencies against the U.S. dollar will affect our reported financial results since the reporting currency for our consolidated financial statements is the U.S. dollar. Any strengthening of the U.S. dollar against these foreign currencies has the financial statement effect of decreasing the U.S. dollar values reported for these segment’s revenues and expenses. Any weakening of the U.S. dollar has the opposite effect.

Substantially all of our operations also have non-functional currency risk related to their international sales. In addition, we have a portion of our operating expenses denominated in non-functional currencies. Accordingly, we also have “foreign currency transactional” risks related to changes in the exchange rates for our revenues and expenses that are in a currency other than the functional currency. The revenues and expenses which occur in the same non-functional currencies create some degree of natural offset.
Investment Currency Risks
We consider our investments in foreign operations to be denominated in stable currencies. Our investments in foreign operations are of a long-term nature. We have $5.5 billion of euro-denominated debt, including the effect of foreign currency swaps, which provides an economic offset for our operations with euro functional currency. We also partially mitigate our net investment currency exposures by denominating a portion of our foreign currency intercompany payables in our foreign operations’ functional currencies.
Newbuild Currency Risks
Our shipbuilding contracts are typically denominated in euros. Our decision to hedge a non-functional currency ship commitment for our cruise brands is made on a case-by-case basis, considering the amount and duration of the exposure, market volatility, economic trends, our overall expected net cash flows by currency and other offsetting risks. We use foreign currency derivative contracts and have used non-derivative financial instruments to manage foreign currency exchange rate risk for some of our ship construction payments.
At November 30, 2016, we had foreign currency zero cost collars that are designated as cash flow hedges for a portion of euro-denominated shipyard payments for the following newbuilds:

	Entered Into	Matures in	Weighted-Average Floor Rate	Weighted- Average Ceiling Rate
Majestic Princess	2015	March 2017	$1.07	$1.25
Carnival Horizon	2016	March 2018	$1.02	$1.25
Seabourn Ovation	2016	April 2018	$1.02	$1.25
Holland America Nieuw Statendam	2016	November 2018	$1.05	$1.25
If the spot rate is between the weighted-average ceiling and floor rates on the date of maturity, then we would not owe or receive any payments under these collars.
In November 2016, we settled our foreign currency zero cost collars that were designated as cash flow hedges for the final euro-denominated shipyard payments of Seabourn Encore, which didn't result in any gain or loss in other comprehensive income.
At January 19, 2017, our remaining newbuild currency exchange rate risk primarily relates to euro-denominated newbuild contract payments, which represent a total unhedged commitment of $5.7 billion and substantially relates to newbuilds scheduled to be delivered 2019 through 2022 to non-euro functional currency brands.
The cost of shipbuilding orders that we may place in the future that is denominated in a different currency than our cruise brands’ or the shipyards’ functional currency is expected to be affected by foreign currency exchange rate fluctuations. These foreign currency exchange rate fluctuations may affect our desire to order new cruise ships.
Interest Rate Risks
We manage our exposure to fluctuations in interest rates through our debt portfolio management and investment strategies. We evaluate our debt portfolio to determine whether to make periodic adjustments to the mix of fixed and floating rate debt through the use of interest rate swaps and the issuance of new debt or the early retirement of existing debt.
The composition of our debt, including the effect of foreign currency swaps and interest rate swaps, was as follows:

	November 30,
	2016	2015
Fixed rate	28%	32%
Euro fixed rate	35%	28%
Floating rate	14%	18%
Euro floating rate	23%	22%
Concentrations of Credit Risk
As part of our ongoing control procedures, we monitor concentrations of credit risk associated with financial and other institutions with which we conduct significant business. We seek to minimize these credit risk exposures, including counterparty nonperformance primarily associated with our cash equivalents, investments, committed financing facilities, contingent obligations, derivative instruments, insurance contracts and new ship progress payment guarantees, by:

•	Conducting business with large, well-established financial institutions, insurance companies and export credit agencies

•	Diversifying our counterparties

•	Having guidelines regarding credit ratings and investment maturities that we follow to help safeguard liquidity and minimize risk

•	Generally requiring collateral and/or guarantees to support notes receivable on significant asset sales, long-term ship charters and new ship progress payments to shipyards
We currently believe the risk of nonperformance by any of our significant counterparties is remote. At November 30, 2016, our exposures under foreign currency and fuel derivative contracts and interest rate swap agreements were not material.
We also monitor the creditworthiness of travel agencies and tour operators in Asia, Australia and Europe, which includes charter-hire agreements in Asia, and credit and debit card providers to which we extend credit in the normal course of our business prior to sailing. Our credit exposure also includes contingent obligations related to cash payments received directly by travel agents and tour operators for cash collected by them on cruise sales in Australia and most of Europe where we are obligated to honor our guests' cruise payments made by them to their travel agents and tour operators regardless of whether we have received these payments. Concentrations of credit risk associated with these trade receivables, charter-hire agreements and contingent obligations are not considered to be material, principally due to the large number of unrelated accounts, the nature of these contingent obligations and their short maturities. We have not experienced significant credit losses on our trade receivables, charter-hire agreements and contingent obligations. We do not normally require collateral or other security to support normal credit sales.